Exhibit 10.89

Execution Version

AMENDED AND RESTATED LICENSE AND SUPPORT AGREEMENT

This AMENDED AND RESTATED LICENSE AND SUPPORT AGREEMENT (this “Agreement”), effective as of July 1, 2015 (“Effective Date”), by and between Republic Bank & Trust Company, a Kentucky banking corporation (“Licensee”) and Elevate Decision Sciences, LLC, a Delaware limited liability company (“Licensor”). Licensor and Licensee are individually referred to as a “Party” and, collectively, the “Parties.”

Recitals

WHEREAS, Licensee and Licensor entered into the original License and Support Agreement, dated as of December 19, 2013.

WHEREAS, Licensee and Licensor amended the original License and Support Agreement on October 30, 2014.

WHEREAS, Licensee and Licensor wish to amend and restate the License and Support Agreement as set forth in this Agreement.

In consideration of the mutual promises and upon the terms and conditions set forth below, the Parties agree as follows:

1.     Certain Definitions.

1.1 “Account” means an unsecured, open-ended line of credit originated by Licensee in connection with the license granted by Licensor to Licensee hereunder.

1.2“Affiliate” with respect to either Party means any entity including, without limitation, any corporation, partnership or limited liability company, that directly, or indirectly through one or more intermediaries, wholly-owns or is wholly-owned by such Party.

1.3 “Application” means an application submitted by a Borrower in connection with the establishment of an Account.

1.4 “Borrower” means any of Licensee’s customers who are using the Software for the purposes of applying for, obtaining and/or maintaining an Account or other such credit product as may be available by the use of the Software from Licensee.

1.5  “Confidential Information” of Licensor means all Software, Documentation, Tools, information, data, drawings, tests (including tests performed by Licensee), specifications, trade secrets, algorithms, data models, object code and machine-readable copies of the Software, source code of the Software, Tools, screen layouts, forms, reports, and any other proprietary information supplied to Licensee including all items defined as “confidential information” in any other agreement between Licensee and Licensor whether or not executed prior to this Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.6  “Confidential Information” of Licensee means any and all proprietary information supplied to Licensor or any of its affiliates in connection with this Agreement and any other agreement between Licensee and Licensor or its affiliates.

1.7  “Documentation” means any instructions manuals or other materials, and on-line help files, regarding the Use of the Software. Documentation shall also include the algorithms and Tools provided by Licensor to Licensee.

1.8   “Licensee Personal Data” means Personal Data provided to Licensee by or on behalf of a natural person including, but not limited to, any Borrower

1.10 “Maintenance and Support” means the services described in Exhibit B.

1.11 “Personal Data” means any information relating to an identified or identifiable natural person including, but not limited to, Borrowers’ names, social security numbers, dates of birth, addresses, number of months at address, phone numbers, financial information as to loans or accounts with Licensee or other loans or accounts, bankruptcy, employer names and phone numbers, number of months on job and whether a Borrower owns a home.

1.12 “Process” or “Processing” of Licensee Personal Data means and includes any operation or set of operations which is performed upon Personal Data, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, accessing, consultation, use, disclosure by transmission, dissemination or otherwise making available.

1.13 “Program Guidelines” shall mean those guidelines established by Licensee for the administration of the Accounts, including, but not limited to, underwriting standards for the Accounts (which shall include, without limitation, specific criteria for evaluating an Applicant’s ability to repay the Account, including the initial advance and all future advances thereunder), the credit, charge-off and collection policies for the Accounts, and all other operating procedures for the Accounts, as such guidelines may be amended, modified or supplemented from time to time by Licensee in accordance with the terms of this Agreement.

1.14 “Software” means the computer software application specified in Exhibit A and any Update provided by Licensor to Licensee.

1.15 “Tools” means the scoring, underwriting and verification tools provided by Licensor to Licensee as well as any interface and specifications thereof used to interconnect the Software with payroll software systems.

1.16 “Third Party Servicer Provider” shall mean any third party providing services that Licensee or Licensor (as the context may require) is required to provide under this Agreement.

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1.17 “Update” means a release or version of the Software containing functional enhancements, extensions, error corrections or fixes that is generally made available to Licensor’s customers who have contracted for Maintenance and Support.

1.18 “Use” of Software means executing, accessing or displaying the Software solely for purposes of obtaining and/or maintaining an Account or other such credit product offered by Licensee in accordance with the Documentation and in compliance with applicable law.

1.19 “User” means Borrowers and Licensee’s employees, officers, and directors as well as contractors directly managed and controlled by Licensee. Users specifically exclude all third parties except to the extent expressly included in the foregoing sentence.

2.     Grant of License.

2.1 Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a limited, personal, revocable, non-sublicenseable and nontransferable license to Use and permit Users to Use the (a) Software, (b) Documentation solely in connection with Licensee’s Use of the Software, and (c) Tools solely in connection with Licensee’s Use of the Software.

2.2 Delivery. If requested by Licensee, Licensor shall arrange for any Software to be installed and configured on Licensee’s servers or other servers specified by Licensee. Licensor shall make the Documentation and updates thereto available to Licensee. Licensee acknowledges that no source code will be provided to Licensee.

3.    Ownership. Licensor retains all right, title and interest in and to the Software, Documentation, Tools and any enhancements and modifications thereto including, without limitation, all proprietary and intellectual property rights to the Software, Documentation, and Tools.

4.    Restrictions. Licensee shall not itself, or through any parent, subsidiary, Affiliate or any other third party: (a) modify, decode, decompile, disassemble, reverse engineer or otherwise translate the Software, Documentation or Tools, in whole or in part; (b) write or develop any derivative software or any other software program based upon the Software or any Confidential Information of Licensor; (c) use the Software, Documentation or Tools to provide processing services to third parties or otherwise use the Software, Documentation or Tools on a service bureau or time-sharing basis; (d) sublicense the Software, Documentation or Tools; (e) provide, disclose, divulge or make available to, or permit use of the Software, Documentation or Tools by any third party, other than Users and Borrowers; (f) disable or modify any licensing control features of the Software or Tools; or (g) directly or indirectly attempt to do any of the foregoing.

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5.     License Fee.

5.1 Fees. In consideration of the license granted pursuant to Section 2.1 and the other obligations of Licensee hereunder, Licensee shall pay Licensor the license fees specified in Exhibit A.

5.2 Payments. Licensee shall pay the full amount of the license fees according to the payment terms specified in Exhibit A.

5.3 Taxes. Licensee shall pay or reimburse Licensor for all federal, state, provincial or other local sales, use, personal property, excise or other taxes, fees, or duties arising out of this Agreement or the transactions contemplated hereby (other than taxes on the net income of Licensor). Licensee shall hold Licensor harmless from all claims and liabilities arising from Licensee’s failure to report or pay any such taxes.

6.    Maintenance and Support; Modifications.

6.1 Maintenance and Support. Maintenance and Support of the Software shall be provided in accordance with the terms of Exhibit B. Licensor shall not have any obligation to provide any custom programming or provide additional features or functionality.

6.2 Modifications. Licensor shall not implement any material modifications to the Software, Tools or Documentation unless Licensee shall have reviewed, tested and validated such modifications. Licensee shall have a period of ten (10) business days from the date of submission by Licensor (“Qualification Period”) to review, test and validate any such modifications. If any modification does not pass Licensee’s review, testing and validation process within such Qualification Period, then Licensee shall provide written notice thereof to Licensor, which notice shall include a reasonably detailed explanation of why the modification did not pass. If Licensee does not review, test and validate the modification or provide Licensor with written notice that the modification did not pass Licensee’s review, testing and validation process prior to the end of the Qualification Period, then such modification shall be deemed to be acceptable to Licensee and Licensor may implement such modification.

7.     Servicing. The obligations of Licensee and Licensor with respect to the servicing of the Accounts are set forth in Exhibit D.

8.     Warranties and Limitation of Liability.

8.1   Warranties and Disclaimer.

(a)   Software and Services. Licensor represents and warrants that the Software furnished hereunder shall operate in material conformance with the Documentation; that, in general, the services provided hereunder shall be

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performed in a timely and professional manner by qualified professional personnel; and that the services provided hereunder and the Software shall conform to the standards generally observed in the industry for similar services and Software. Licensee agrees that Licensor’s sole obligation, and Licensee’s sole remedy, for any breach of this Section 8.1(a) shall be for Licensor to modify the Software in accordance with Exhibit B and/or re-perform the non-confirming services.

(b)   Compliance with Applicable Laws. Licensor warrants that the performance by Licensor of the services hereunder shall be in compliance with all applicable laws, rules and regulations.

8.2  EXCEPT AS SPECIFICALLY PROVIDED FOR HEREIN, LICENSOR MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY REGARDING OR RELATING TO THE SOFTWARE, DOCUMENTATION, TOOLS AND ANY OTHER MATERIALS OR SERVICES FURNISHED OR PROVIDED UNDER THIS AGREEMENT. LICENSOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONTINUOUS OPERATION, QUALITY, AND ACCURACY.

8.3 Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY EXEMPLARY, INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE, TOOLS, DOCUMENTATION OR ANY SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR’S LIABILITY TO LICENSEE UNDER THIS AGREEMENT WILL NOT, IN ANY EVENT, EXCEED [****]. THE EXCLUSIONS AND LIMITATIONS SET FORTH IN THIS SECTION 8.3 SHALL NOT APPLY TO ANY BREACH OF SECTION 4 OR SECTION 10 BY EITHER PARTY, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF EITHER PARTY, OR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS. THE PROVISIONS OF THIS SECTION 8 ALLOCATE RISKS UNDER THIS AGREEMENT BETWEEN LICENSEE AND LICENSOR. LICENSOR’S PRICING REFLECTS THIS ALLOCATION OF RISKS AND LIMITATION OF LIABILITY. THE FOREGOING LIMITATIONS WILL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

8.4 Third Party Software. To the extent any third-party software is incorporated in or required by the Software, Licensor shall be responsible for obtaining licenses for such software for Licensee’s benefit and use.

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9.    Indemnification.

9.1 Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, hold harmless and defend the other Party, its officers, agents, and employees, from any claims, demands, losses, liabilities, costs and expenses, including reasonable attorneys’ fees, made by any third party due to or arising out of the Indemnifying Party’s breach of this Agreement which is not cured as provided for herein.

9.2 Intellectual Property.

(a)   Subject to Section 9.2(b), Licensor shall, at its expense, defend all claims and actions made against Licensee by any third party alleging that Use of the Software in accordance with the Documentation infringes or misappropriates any United States patent, copyright or trade secret of such third party and pay all damages finally awarded on account of such claims and actions or the amounts of settlements thereof and all expenses relating thereto. Upon the occurrence of any such claim or action, Licensor may terminate this License upon thirty (30) calendar days’ notice to Licensee. Licensee expressly agrees that this Section 9.2(a) states Licensor’s entire liability, and Licensee’s exclusive remedy, for all infringement and any other intellectual property-related claims and actions.

(b)   Licensor shall not have any obligation pursuant to Section 9.2(a) to the extent the alleged infringement or misappropriation arises from (i) the combination of the Software with other products, equipment, software or data not supplied or authorized by Licensor, provided that no infringement would have occurred absent such combination, (ii) modification of the Software made by any person other than Licensor or its authorized agents or contractors, provided that no infringement would have occurred absent such modification or (iii) any Use of the Software not in accordance with the Documentation, provided that no infringement would have occurred absent such Use. Further, Licensor’s obligations set forth in Section 9.2(a) are expressly conditioned on Licensee providing Licensor with prompt written notice of any third party claim or action, tendering the same to Licensor, granting Licensor exclusive control over the defense and settlement thereof, and cooperating fully with Licensor (at Licensor’s expense) in the defense of any such claim or action.

10.   Confidential Information; Injunctive Relief.

10.1 Non-Use and Non-Disclosure. The Parties acknowledge that the Confidential Information constitutes valuable trade secrets of the other Party and that each Party shall use and protect Confidential Information solely in accordance with the provisions of this Agreement. Neither Party will make any use of the Confidential Information for any other purpose nor will either Party disclose, or permit to be disclosed, the same, directly or indirectly, to any third party without the other Party’s prior written consent. The Parties shall exercise due care in protecting all Confidential Information of the other

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Party from unauthorized use or disclosure. However, neither Party bears responsibility for safeguarding information that is publicly available, already in its possession and not subject to a confidentiality obligation, obtained by the other Party from third parties without restrictions on disclosure, independently developed by a Party without reference to Confidential Information, or required to be disclosed by order of a court or other governmental entity provided that, unless prevented from doing so, each Party provides written notice and cooperation to the other Party such that the other Party will have an opportunity to seek a protective order.

10.2 Remedy. In the event of actual or threatened breach of the provisions of Sections 4 or 10.1, there will be no adequate remedy at law and the Party claiming the breach will be entitled to immediate and injunctive and other equitable relief, without the requirement of posting a bond or any other security and without the necessity of showing actual money damages. Exercise of the right to obtain injunctive and other equitable relief will not limit any rights to seek additional remedies.

10.3 Privacy and Security. Each Party shall comply with its respective obligations under the data privacy and security requirements set forth in Exhibit C.

11.   Term and Termination.

11.1 Term. Unless terminated earlier in accordance with this Agreement, the term of this Agreement shall commence as of the Effective Date and shall continue for a period of three (3) years (the “Initial Term”). If not earlier terminated, this Agreement will automatically renew for subsequent one (1) year periods (each a “Renewal Term”) unless either Party provides written notice of termination at least ninety (90) calendar days prior to the expiration of the Initial Term or any Renewal Term.

11.2 Termination. This Agreement may be terminated upon the occurrence of one or more of the following events, within the time periods set forth below:

(a)   If either Party breaches this Agreement including, without limitation, any breach of any representation, warranty or covenant contained herein, the non-breaching Party may immediately terminate this Agreement by providing written notice thereof to the breaching Party if such breaching Party does not cure such breach within sixty (60) calendar days after receipt of the written notice of the breach, provided, however, that no cure period shall be applicable to any breach of Sections 4 or 9 that is intentional or the result of a Party’s gross negligence.

(b)   Upon the occurrence of an Insolvency Event (as defined below) by either Party, this Agreement shall automatically and immediately terminate. It shall constitute an insolvency event (“Insolvency Event”) by a Party hereunder if such Party shall file for protection under any chapter of the federal Bankruptcy Code, an involuntary petition is filed against such Party under any such chapter and is not dismissed within sixty (60) calendar days of such filing, or a receiver or any regulatory authority takes control of such Party.

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(c)   In the event of an act of God or other natural disaster which makes the carrying out of this Agreement impossible, or if a Party’s performance hereunder is rendered illegal or if Licensee’s ability to make use of the Software is materially adversely affected by reason of changes in any laws or regulations applicable to the Accounts originated under this Agreement, or if Licensee is advised by any judicial, administrative or regulatory authority having or asserting jurisdiction over Licensee or the Accounts that the performance of its obligations under this Agreement is or may be unlawful, then the Party unable to perform, or whose performance has been rendered illegal or who has been so advised by such authority, may terminate this Agreement by giving written notice at least sixty (60) calendar days in advance of termination to the other Party, unless such changes in applicable law or communication from such authority require earlier termination, in which case termination shall be effective upon such earlier required date.

(d)   At Licensee’s option, upon written direction by Licensee’s regulating state or federal agency to limit or cease the performance by Licensee of its obligations under this Agreement.

(e)   Either Party may terminate this Agreement upon the termination of either the Participation Agreement by and between RB and Elastic SPV, Ltd., or the Joint Marketing Agreement by and between RB and Elevate@Work, LLC, each dated on or around the Effective Date, by sending written notice to the other.

11.3 Effect of Termination. If any termination event as described in Section 11.1 or 11.2 occurs, termination will become effective immediately or on the date set forth in the written notice of termination, as applicable. Licensee shall have thirty (30) calendar days to phase out use of the Software and shall remain in compliance with this Agreement during such time. Effective upon thirty (30) calendar days from any termination of this Agreement, (i) Licensee shall immediately discontinue all use of all Software, Tools and all Documentation; and (ii) Licensor shall return to Licensee any copies and reproductions of Licensee Personal Data (as defined in Exhibit C). Within thirty (30) calendar days after the date of termination of this Agreement for any reason whatsoever, Licensee shall return the Software, the Tools and any copies, in whole or in part, all Documentation, and any other Confidential Information of Licensor in its possession that is in tangible form. Upon the written request of Licensor, Licensee shall furnish Licensor with a certificate signed by an executive officer of Licensee verifying that the same has been done.

11.4 Survival. The following provisions shall survive termination of this Agreement: Sections 1, 3, 4, 5, 8, 9, 10, 11.3, 11.4, and 12.

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12.   Miscellaneous.

12.1 Assignment. Neither Party shall assign this Agreement or any rights hereunder, in whole or in part, whether voluntary or by operation of law, without the prior written consent of the other Party. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the Parties, their respective successors and permitted assigns. Any assignment in violation of the foregoing shall be void.

12.2 Notices. All notices pursuant hereto shall be in writing and shall be deemed to have been properly given, served and received if (a) delivered by messenger, when delivered, (b) if mailed, on the fifth (5th) business day after deposit in the United States mail certified, postage prepaid, return receipt requested or (c) delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier. Notices shall be addressed to the Parties as set forth below:

If to Licensee:

Republic Bank & Trust Company
601 W. Market Street
Louisville, KY 40202
Attn: William Nelson
Email: bnelson@republicbank.com

with a copy to:

Republic Bank & Trust Company
601 W. Market Street
Louisville, KY 40202
Attn: Legal Department

If to Licensor:

Elevate Decision Sciences, LLC
4150 International Plaza, Suite 400
Fort Worth, Texas 76109
Attention:	Chief Executive Officer
E-Mail:	krees@thinkfinance.com

With a copy (for informational purposes only) to:

Alston & Bird LLP
2828 North Harwood Street, Suite 1800
Dallas, Texas 75201
Telephone:	(214) 922-3504
Attention:	Mark W. Harris, Esq.
E-Mail:	mark.harris@alston.com

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Each Party may change its addresses for notice by serving written notice upon the other Party.

12.3 Force Majeure. Except with respect to any payment or confidentiality obligations, neither Party will incur any liability to the other Party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the control and without negligence of the Parties. Such events, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquake, fire and explosions, but the inability to meet financial obligations is expressly excluded. To the extent a force majeure as described herein lasts or is expected to last for more than fifteen (15) calendar days, the Party not suffering the force majeure may terminate this Agreement with no further obligations hereunder other than those that survive the termination of this Agreement as provided for in Section 10.4.

12.4 Waiver. Any waiver of the provisions of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a Party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be construed and will not be deemed to be a waiver of such Party’s rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take subsequent action.

12.5 Severability. If any provision in this Agreement is found to be invalid, unlawful or unenforceable to any extent, then the Parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the Parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

12.6 Integration. This Agreement including the Exhibits hereto contains the entire agreement of the Parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the Parties with respect to said subject matter. This Agreement may not be amended, except by a writing signed by both Parties and in a form specifically referencing the modified provisions of this Agreement.

12.7 Superseding Terms. No terms, provisions or conditions of any current or future purchase order, sales order, acknowledgment or other business form that the Parties may use in connection with the current or future orders to license the Software will have any effect on the rights, duties or obligations of the Parties under, or otherwise modify, this Agreement, regardless of any failure of Licensor to object to such terms, provisions or conditions.

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12.8 Export. Licensee may not export or re-export the Software.

12.9 Relationship of Parties. Each Party is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other.

12.10 Governing Law. This Agreement shall be a contract made under, and governed and enforced in every respect by, the internal laws of the Commonwealth of Kentucky, without giving effect to its conflicts of law principles. Any dispute, controversy, or claim, whether contractual or non-contractual, between the Parties arising directly or indirectly out of or connected with this Agreement, including claims relating to the breach or alleged breach of any representation, warranty, agreement, or covenant under this Agreement, unless mutually settled by the Parties and including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Wilmington, Delaware, provided, however, that the foregoing shall not include any claims for declaratory relief. The arbitration shall be administered by JAMS pursuant to its (Comprehensive Arbitration Rules and Procedures). Judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate, except that the Parties agree that the arbitration, the arbitrators’ authority and the relief available shall be limited as follows:

(a)   The arbitrators shall be obligated to apply the rules of evidence and the substantive laws of the Commonwealth of Kentucky applicable to actions litigated in the courts of the Commonwealth of Kentucky; and

(b)   The arbitrators shall be deemed to have exceeded their powers, authority or jurisdiction if the award they render is not correct under the applicable law and properly admitted evidence, if the arbitrators grant relief not expressly permitted under this Agreement or if the arbitrators otherwise fail to comply with the terms and limitations of this paragraph. In the event of any conflict between the rules of JAMS and this Agreement, this Agreement will control. Any arbitration shall be conducted by arbitrators approved by JAMS and mutually acceptable to the Parties. All such disputes, controversies, or claims shall be conducted by a single arbitrator, unless the dispute involves more than $50,000 in the aggregate in which case the arbitration shall be conducted by a panel of three arbitrators. If the Parties are unable to agree on the arbitrator(s), then JAMS shall select the arbitrator(s). The resolution of the dispute by the arbitrator(s) shall be final, binding, nonappealable, and fully enforceable by a court of competent jurisdiction under the Federal Arbitration Act. The arbitration award shall be in writing and shall include a statement of the reasons for the award. Process in any such action may be served upon any Party in the manner provided for giving of notices to it herein.

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12.11 Waiver of Rights to Trial by Jury. EACH PARTY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12.12 Jurisdiction, Venue and Service of Process. Subject to the provisions of Section 12.10, the Parties hereby consent to the exercise of jurisdiction over their person and its property by any court of competent jurisdiction for the enforcement of this Agreement or in any other controversy, dispute or question arising hereunder, and each Party hereby waives any and all personal or other rights to object to such jurisdiction for such purposes. Each Party, for itself and its successors and assigns, hereby waives any objection which it may have to the laying of venue of any such action or suit at any time, each Party agrees that service of process may be made, and personal jurisdiction over such Party obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation by personal delivery or by United States certified or registered mail, return receipt requested, addressed to such Party at its address for notices as provided in this Agreement. Each Party waives all claims of lack of effectiveness or error by reasons of any such service.

12.13 Signatures. This Agreement may be executed simultaneously in multiple counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. Signatures received by facsimile, PDF file or other electronic format shall be deemed to be original signatures.

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IN WITNESS WHEREOF, duly authorized representatives of each of the Parties has executed this Agreement as of the Effective Date.

Licensor:		Licensee:

Elevate Decision Sciences, LLC		Republic Bank & Trust Company

By:	/s/ Kenneth E. Rees	By:	/s/ John T. Rippy

Name:	Kenneth E. Rees	Name:	John T. Rippy

Title:	President and CEO	Title:	Senior Vice President and Chief Credit Risk Officer

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EXHIBIT A

SOFTWARE AND FEES

A.    Software Description:

The Software is Licensor’s automated consumer credit decisioning, processing and servicing software application.

•           Software description:

•           The Software is an internet-based consumer credit platform that permits the collection, verification, scoring, evaluation, funding, and servicing of lines of credit.

•           The Software will include an accounting and loan tracking system to accurately and immediately reflect all Applications, Accounts and related information regarding Accounts to ensure compliance with all applicable laws, rules and regulations.

•           The Software will also include internet-based financial literacy and training materials for Borrowers that, once reviewed and approved by Licensee, shall be made available on a website hosted by Licensor or an affiliate thereof.

•           Server hardware requirements:

•           As of the Effective Date, the Software shall be hosted on a hardware platform located in a data center under contract with Licensor or Licensee as determined by the Parties.

B.    Fees:

License Fees – Licensee will pay Licensor a fee equal to [****] per Account, which fee shall be due and payable upon the extension by Licensor of the initial cash advance to the Borrower under such Account. Licensee shall pay or cause to be paid the aggregate license fees to the Licensor on a monthly basis within ten (10) Business Days after being presented with an invoice at the end of each month with respect to all Accounts for which an initial cash advance was made to the Borrower during the prior month, as evidenced in a listing of accounts set forth in an electronic report provided by Licensor to Licensee pursuant to Exhibit D. If Licensee does not make any payment as and when due then, in addition to paying such amount, Licensee shall also pay a late charge equal to the lesser of (i) one and one-half percent (1.5%) of the unpaid amount per month or portion thereof or (ii) the maximum late charge permitted by applicable law until the unpaid amount is paid in full.

Professional Services – [****] per hour. This is for work or other services requested by Licensee, related to the customization of the Software for its requirements, other than standard implementation services. Any travel and accommodation costs incurred will be billed in addition

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if approved in advance by Licensee. Licensor will obtain Licensee’s prior approval of any such expenses in excess of [****] in any month. All professional services shall be performed in a professional manner consistent with industry standards. Licensee shall be billed monthly in arrears. Payment terms are net thirty (30) calendar days from date of invoice. If any payment is not made as and when due, then Licensee shall also pay a late charge on the unpaid amount at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum late charge permitted by applicable law.

C.    Expenses:

Licensee shall pay or reimburse Licensor for all data usage or other fees incurred by Licensor in connection with the transactions contemplated hereby. Licensor shall invoice Licensee for such expenses on a monthly basis. Within ten (10) Business Days after the receipt of a properly-documented invoice (with copies of supporting invoices, as appropriate) from Licensor, Licensee shall pay or cause to be paid such expenses incurred by Licensor during the prior calendar month.

D.    Validation:

Licensor agrees to provide reasonable cooperation in connection with Licensee’s testing and validation processes with respect to the Software provided that Licensee shall (a) not conduct any testing and validation processes with respect to the Software more than three (3) times during the first twelve (12) months of this Agreement, unless there is a new release or modification or Licensee determines that there is an issue that requires subsequent testing and validations, (b) not conduct any testing and validation processes with respect to the Software more than once in any twelve (12) month period after the initial twelve (12) months of this Agreement, unless Licensee determines that there is an issue that requires subsequent testing and validations, (c) provide Licensor with reasonable prior written notice prior to conducting any testing validation processes with respect to the Software, and (d) use reasonable efforts not to disrupt Licensor’s regular business operations

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EXHIBIT B

MAINTENANCE AND SUPPORT

At no additional charge, Licensor shall provide the following Maintenance and Support to Licensee:

1.     Updates.

Licensor shall make available to Licensee all Updates (as defined in Section 1 of the Agreement) for Licensee’s reasonable review, testing and validation prior to their release in accordance with Section 6.2. Due to the nature of internet- and web-based applications, Licensee acknowledges and agrees that only the current version of the Software will be enabled for Use and supported; all other versions of the Software are archived under a source control system for historical reference purposes only, and are not maintained as functioning Software.

2.     Technical Support.

a. Licensee will designate up to three (3) named persons on its technical support staff who will be authorized to contact Licensor to receive support with the Software. Licensee may change these designated persons from time-to-time by providing written notice to Licensor. Licensor shall provide support in the Use of the Software from its offices by telephone, email and fax during the hours of 9:00 a.m. to 5:00 p.m. CT, Monday to Friday, excluding holidays.

b. Licensor will use reasonable efforts to answer questions and correct problems (or to provide suitable temporary solutions or workarounds for problems) in the Licensor’s initial response or consultation with Licensee. If further action is necessary, then Licensor will use reasonable efforts to answer the question or correct the problem (or to provide suitable temporary solutions or workarounds for problems) within twenty-four (24) hours after the Licensor Support Contact’s initial telephone contact with Licensee.

c. Licensor will not be responsible for failure to correct a problem to the extent that the problem is caused by (i) a malfunction of computer hardware or software other than the Software or the server software and hardware used by Licensor to host the Software, (ii) any modification of the Software by anyone other than Licensor which problem would not have occurred but for such modification, (iii) use of the Software with systems other than those contemplated by this Agreement or the Documentation or (iv) Licensee’s failure to implement updates provided to Licensee by Licensor as required herein.

d. Licensee will provide Licensor with reasonable access to Licensee’s authorized technical support staff for the sole purpose of facilitating Licensor’s performance of its Support and Maintenance obligations.

e. Licensee will provide information and materials reasonably requested by Licensor for use in replicating, diagnosing and correcting an error or other Software problem reported by

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Licensee. If there have been modifications or custom coding made to the Software by anyone other than Licensor, then at Licensor’s request the Licensee will be required to demonstrate that the issue, error or defect that is the basis of the Licensee’s support request so that it can be reproduced without the presence of any such modifications or custom coding made to the Software. Licensee acknowledges that all Updates provided by Licensor will be cumulative in nature, and therefore Licensee shall permit the installation of all Updates provided by Licensor as soon as Licensor and Licensee mutually deem practical. Licensee further acknowledges that Licensor’s ability to provide satisfactory Support and Maintenance is dependent on Licensee (i) accepting the installation of all Updates that have been reviewed, tested and validated by Licensee as provided for herein, and (ii) providing Licensor with all information reasonably necessary to replicate problems.

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EXHIBIT C

PERSONAL DATA PRIVACY AND SECURITY

Personal Data Privacy and Security.

a. The Parties acknowledge that Licensee Personal Data is owned by Licensee. Licensor shall not disclose Licensee Personal Data to third parties without having first received express written approval from Licensee. Each Party, including its staff, shall view and Process Licensee Personal Data only on a need-to-know basis and only to the extent necessary to perform this Agreement.

b. Each Party shall adopt and implement industry standard written information security guidelines, which guidelines include without limitation: (a) physical, administrative and technological controls; (b) security training and oversight; (c) written plans to assess and manage system failures and change controls; (d) regular assessments of security risks and measures to prevent and detect unauthorized access; (e) collection, maintenance, transmittal and disposal of Client Customer PII; and (f) notice and incident response procedures. Such guidelines shall be designed to ensure the security and confidentiality of Licensee Personal Data in order to prevent, among other things: (i) accidental, unauthorized or unlawful destruction, alteration, modification or loss of Licensee Personal Data; (ii) accidental, unauthorized or unlawful disclosure of or access to Licensee Personal Data; and (iii) unlawful forms of Processing. The security measures adopted and implemented shall be in compliance with applicable data protection regulations (specifically 12 C.F.R. Sections 40.1-40.18, and 12 C.F.R. Part 30, Appendix B) and shall be adapted to the risks presented by the Processing and the nature of the Licensee Personal Data to be Processed, having regard to the state of the art and the cost of implementation. Each Party shall promptly inform the other of any breach of this security and confidentiality undertaking, unless prohibited from doing so by law.

c. Each Party shall notify the other Party of any “Security Breach” involving any Licensee Personal Data collected by such Party pursuant to this Agreement, where “Security Breach” is defined as any event involving an actual, potential or threatened compromise of the security, confidentiality or integrity of the data including, but not limited to, any unauthorized access or use, or any broader circumstances as defined in any applicable Law. The breached Party shall conduct an investigation into the cause of the breach and provide the other Party with a reasonably detailed description of the Security Breach, the type of data that was the subject of the Security Breach, the identity of each affected person, and any other information the other Party may reasonably request concerning such affected persons and the details of the breach, as soon as such information can be collected or otherwise becomes available. The responsible Party agrees to take action promptly, at its own expense, to investigate the Security Breach and to identify, prevent and mitigate the effects of any such Security Breach, and to carry out any recovery or other action (e.g., mailing statutory notices) necessary to remedy the Security Breach. The content of any filings, communications, notices, press releases, or reports related to any Security Breach (“Notices”) must first be approved by both Parties prior to any publication or communication thereof to any third party. Licensor shall pay for or reimburse Licensee for all

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costs, losses and expenses relating to any Security Breach, including without limitation, the cost of Notices unless any such Security Breach is the result of negligence or fraud of the breaching Party, employee or contractor.

d. Each Party shall implement measures necessary to reasonably ensure compliance by its staff with the obligations relating to Licensee Personal Data.

e. During the term of this Agreement and for a period of one (1) year thereafter, each Party reserves the right to conduct at any time during regular business hours, subject to a prior written notice, an on-site verification of the other Party’s compliance with obligations relating to Licensee Personal Data. Each Party shall provide access to all concerned facilities, equipment and records in order to conduct such verification.

f. If either Party will Process any Licensee Personal Data or other information of Licensee’s Borrowers (“Customer Information”) collected pursuant to this Agreement that is subject to Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999 and regulations promulgated under that Act (collectively “GLB”) or other federal, state, and local laws, rules, regulations, and ordinances governing the privacy and security of customer information (collectively “Customer Information Privacy Laws”), then each Party agrees to comply with GLB and other Customer Information Privacy Laws, and to protect and maintain the privacy of such Customer Information accordingly. Such compliance shall include, but not be limited to, each Party: (i) adopting and maintaining a written information security program as described in paragraph (a) above; (ii) not disclosing any Customer Information to any third party except as expressly provided in this Agreement; (iii) ensuring that its employees and subcontractors who obtain or have access to Customer Information comply at all times with the Customer Information Privacy Laws and the applicable provisions of this Agreement; and (iv) protecting and maintaining the security of all Customer Information in its custody or under its control. Each Party shall immediately report to the other Party any unauthorized disclosure or use of or any unauthorized access to any Customer Information in its custody or under its control.

g. Each Party will maintain a record retention and destruction policy, and agrees that it will retain Personal Data collected hereunder only for so long as is necessary to provide the services contemplated hereby. Upon termination of this Agreement and subject to any transitional period provided for in the Agreement, each Party will promptly return to the other Party any such Confidential Information of the disclosing party that is in tangible form. In the event of such a request, all other documents, memoranda, notes and other writings whatsoever prepared by receiving party or its representatives, based on the Confidential Information (including all copies, extracts and reproductions thereof) shall be destroyed. Confidential Information provided by the disclosing party will be limited to one instance on the receiving Party’s network (only one version) except for instances that may be for disaster recovery purposes. For disaster recovery purposes, access will be limited to the receiving Party’s employees on an as needed only basis, with a defined retention/destruction period. The receiving Party affirms that it will send a disposal notice once its version has been destroyed.

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EXHIBIT D

ACCOUNT SERVICING

1.     Licensor Obligations. Licensor agrees to provide Account servicing support in accordance with the Program Guidelines, including, but not limited to the following.

a.        Establish and maintain an electronic interface between Licensor and Licensee.

b.        Supply Licensee with the required Account data.

c.        Maintain the required information for each Account:

i.         Borrower name;

ii.         Borrower tax identification number;

iii.        Borrower address;

iv.        Borrower date of birth;

v.         Date of service; and

vi.        Account balance.

d.         Provide each Borrower with initial account opening disclosures including, truth-in-lending disclosures, application and privacy notice.

e.         Provide each Borrower with a periodic billing statement.

f.         Provide adverse action notices and any other documents or notifications required by regulation, applicable law or the Program Guidelines.

g.         Reconcile all Accounts on a daily basis (credits and debits).

h.         Post payments, collections or other credits to the Borrowers’ Accounts when received.

i.         Standard reports and exception reports as reasonably requested by RB.

2.     Licensee Obligations. Licensee, either directly or through a Third Party Service Provider, shall provide all other Account servicing not specified in paragraph 1 above in accordance with the Program Guidelines.

3.     Service Level Agreements. Licensor shall provide the following services, measured on a monthly basis, excluding any Approved Maintenance, Emergency Maintenance or Scheduled Maintenance:

a.         Borrower Web Access Availability – 99.0% daily availability (calendar month average).

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b.         Third Party Service Provider (Phone Support) Web Access Availability – 99.0% daily availability (calendar month average).

c.         Definitions.

i.          “Approved Maintenance” shall mean Scheduled Maintenance and Emergency Maintenance.

ii.          “Emergency Maintenance” shall mean maintenance relating to the security of Confidential Information or Licensors systems.

iii.          “Scheduled Maintenance” shall mean routine, scheduled maintenance. Licensor may have regularly scheduled planned outages of the Services at reasonable times upon not less than five (5) business days prior written notice to Licensee. During such planned outages, the affected services shall be exempt from SLA measurements.

iv.         Excuse from Performance. Licensor shall not be responsible for a failure to meet any Service Level to the extent that such failure is directly attributable to, or Licensor’s performance is materially hindered by, any of the following:

a.         Licensee’s (or a Licensee affiliate’s or a third party supplier’s) acts, errors, omissions, or breaches of the Agreement; or

b.         Any event that would constitute a Force Majeure Event pursuant to the Agreement.

d.         Penalties.

i.            Upon the failure to comply with any aspect of the Service Level Agreement set out in this Exhibit “D”, Licensor shall submit to the Licensee a corrective action plan addressing such failure to comply. This plan shall be submitted within five (5) business days of notice from the Licensee of a failure to comply.

ii.           Upon the failure to comply a second time with the same Service Level Agreement obligation, upon notice to Licensor, Licensor shall make its President or Chief Executive Officer available to meet with the Licensee to address the failure.

iii.          Upon the third failure to comply with the same Service Level Agreement

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obligation within a twelve month period, Licensee may, at its option, either terminate the specific subject services or terminate this Agreement in its entirety by giving written notice of termination to Licensor, in which case the date of termination shall at least one-hundred twenty (120) days from the date of the notice.

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FIRST AMENDMENT TO AMENDED AND RESTATED

LICENSE AND SUPPORT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AND SUPPORT AGREEMENT (this "Amendment"), dated June 18, 2018 ("Amendment Effective Date"), is by and among Elevate Decision Sciences, LLC, a Delaware limited liability company with an address located at 4150 International Plaza, Suite 300, Fort Worth, Texas 76109 ("Licensor") and Republic Bank & Trust Company, a Kentucky banking corporation with an address located at 601 W. Market Street, Louisville, Kentucky 40202 ("Licensee").

Recitals

A.    The Parties entered into that certain Amended and Restated License and Support Agreement, dated as of July 1, 2015 ("Original Agreement").

B.    The Parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows.

Agreement

1.Definitions. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in Original Agreement. The Agreement shall mean the Original Agreement as amended by this Amendment.

2.Notices. Notwithstanding the provisions of Section 12.2 of the Original Agreement, all notices to Licensor shall be addressed as follows:

If to Licensor:

Elevate Decision Sciences, LLC

4150 International Plaza, Suite 300

Fort Worth, Texas 76109

Attention:    Chief Executive Officer

E-Mail:        krees@elevate.com

With a copy (for informational purposes only) to:

Coblentz, Patch, Duffy & Bass LLP

One Montgomery Street, Suite 3000

San Francisco, California 94104

Telephone:    (415) 391-4800

Attention:    Paul J. Tauber, Esq.

E-Mail:        pjt@cpdb.com

3.Termination. Section 11.2(e) of the Original Agreement is hereby deleted and replaced with the following:

"(e)    Either Party shall have the right to terminate this Agreement upon the termination of (i) both that certain Participation Agreement by and between Licensee and Elastic SPV, Ltd., dated on or about the Effective Date and amended thereafter, and that certain Participation Agreement by and between Licensee and Elastic SPV II Trust, dated on or about the Amendment Effective Date and amended thereafter or (ii) that certain Joint Marketing Agreement by and between Licensee and Elastic Marketing, LLC fka Elevate@Work, LLC, dated on or about the Effective Date and amended thereafter, by sending written notice to the other."

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4.Description of Software. Section A of Exhibit A of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:

"A.    Software Description:

The Software is Licensor's automated consumer credit decisioning, processing and servicing software application.

•      Software description:

o                                The Software is an internet-based consumer credit platform that permits the collection, verification, scoring, evaluation, funding, and servicing of lines of credit.

o                                The Software will include an accounting and loan tracking system to accurately and immediately reflect all Applications, Accounts and related information regarding Accounts to ensure compliance with all applicable laws, rules and regulations. The Software will retain electronic copies of the loan documents in a manner sufficient for Licensee to access and use such loan documents in proceedings to enforce the loan documents including for the purpose of establishing that the relevant borrower entered into a loan agreement and the terms of such agreement. Licensee will have access to all records from its principal office in Kentucky as necessary to enforce the loan documents or as otherwise necessary.

o                                Once Licensee has specified the application form, the Software will be responsible for ensuring the applicant completes the form. Licensee will provide the content and form for all associated disclosures. The Software will be responsible for providing an E-SIGN disclosure and obtaining an applicant’s consent to electronic disclosures in the manner required by E-SIGN, Licensee’s privacy notice, any disclosures required under the Equal Credit Opportunity Act (including any notice of incompleteness or notice of Adverse Action), any notice required under the Fair Credit Reporting Act (such as a risk based pricing notice or adverse action notice), and the notice required under the Truth in Lending Act.

o                                The Software will decision applicants based upon the credit policy provided by Licensee and the Program Guidelines. Based upon the application and the Program Guidelines, the Software will deliver notices of approval and notices of adverse action or incompleteness to applicants, as appropriate. Licensee will provide approved notification content that is in compliance with all applicable laws, rules and regulations.

o                                The Software will deliver in a timely fashion all information and disclosures required to be delivered to an applicant or Borrower in connection with the solicitation and origination of a Loan in the form and manner as designated by the Licensee. The Licensee will provide the approved content and timing for such notices that is in compliance with all applicable laws, rules and regulations.

o                                The Software will also include internet-based financial wellness materials for Borrowers that, once reviewed and approved by Licensee, shall be made available on a website hosted by or on behalf of Licensor.

o                                The Software will provide the means to transmit proceeds to any Borrower in connection with a valid Account in good standing and the means for Licensee to debit a deposit account of any Borrower who authorizes electronic debits for the purpose of making payments on an Account, Without limiting the foregoing, the Software will (i) enable Licensee to obtain authorization from a Borrower to debit the Borrower’s deposit account in a manner consistent with 12 C.F.R. Part 1005 and any applicable rules related to automated clearing

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house (ACH) payments, and (ii) generate ACH files containing appropriate debit and credit entries that are accurate and comply with applicable rules related to ACH payments.

o	The Software will generate Metro II files suitable for credit bureau reporting.
o	The Software is able to determine and keep track of which Accounts a participation interest has been sold to a third party so that multiple participation interests cannot be sold to multiple parties.
o	Hardware description:
o	As of the Effective Date, the Software shall be hosted on a hardware platform located in a shared data center under contract with Licensor or an Affiliate of Licensor."

5.Personal Data Privacy and Security. A new Paragraph h is hereby added to Exhibit C of the Original Agreement which shall provide, in its entirety, as follows:

"Subject to compliance with applicable law, Licensor shall have the right to co-mingle Personal Data (including Licensee Personal Data) with other of Licensor's data and/or share Program-related data with other financial institutions working with Licensor or any of its Affiliates. In addition, Licensor shall have a perpetual, royalty-free right and license to use such Personal Data and Licensee Personal Data for any purpose related to the monitoring, improvement and security of the Program and any of the other programs sponsored or supported by Licensor or any of its Affiliates."

6.Entire Agreement. The Original Agreement, as amended by this Amendment, constitutes the entire understanding and agreement among the parties regarding the specific subject matter hereof. Except as specifically amended by this Amendment, the Original Agreement is ratified and confirmed in all respects.

7.Signatures. This Amendment may be executed in multiple counterparts, all of which together shall constitute one and the same instrument. Signatures received by facsimile, PDF file or other electronic format shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment with an effective date as of the Amendment Effective Date.

LICENSOR:

Elevate Decision Sciences, LLC

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

LICENSEE:

Republic Bank & Trust Company

By:	/s/ William R. Nelson
Name:	William R. Nelson
Title:	President

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